SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:   April 25, 1997



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


   VIRGINIA                       333-10635                    54-1816010
  (State of                      (Commission                  (IRS Employer
Incorporation)                   File Number)              Identification No.)


         306 East Main Street
         Richmond, Virginia                   23219
         (Address of principal              (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                       Page No.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibit

         a. Independent Auditors' Report
              (The Arbors on Forest Ridge Apartments)

            Historical Statement of Income and
              Direct Operating Expenses
              (The Arbors on Forest Ridge Apartments)

            Note to Historical Statement of
              Income and Direct Operating
              Expenses (The Arbors on Forest Ridge
              Apartments)

         b. Pro Forma Statement of Operations for the Three Months ended
              March 31, 1997 (unaudited)

            Pro Forma Balance Sheet as of March 31, 1997
              (unaudited)*

            Pro Forma Statement of Operations
              for the Year ended December 31, 1996
              (unaudited)

         c. Exhibit

            23.1 Consent of Independent Auditors

         The Company hereby amends Items 7.a., 7.b. and 7.c. of its Current Report on Form 8-K dated April 25, 1997 as follows:

                                   ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311


                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia

         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property The Arbors on Forest Ridge Apartments located in Bedford, Texas for the twelve month period ended February 28, 1997. This statement is the responsibility of the management of The Arbors on Forest Ridge Apartments. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of The Arbors on Forest Ridge Apartments (as defined above) for the twelve month period ended February 28, 1997, in conformity with generally accepted accounting principles.


Richmond, Virginia
June 4, 1997                                    /s/ L.P. MARTIN & CO., P.C.

                     THE ARBORS ON FOREST RIDGE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1997

INCOME
  Rental and Other Income                                $1,381,014
                                                         ----------
DIRECT OPERATING EXPENSES
  Administrative and Other                                  111,636
  Insurance                                                  34,263
  Repairs and Maintenance                                   109,577
  Taxes, Property                                           147,923
  Utilities                                                  85,182
                                                         ----------
     TOTAL DIRECT OPERATING EXPENSES                        488,581
                                                         ----------
     Operating income exclusive of items not
     comparable to the proposed future operations
     of the property                                     $  892,433
                                                         ==========


See accompanying note to the financial statement.

                     THE ARBORS ON FOREST RIDGE APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1997


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

The Arbors on Forest Ridge Apartments is a 210 unit garden style apartment complex located on 8.913 acres in Bedford, Texas.

The assets comprising the property were owned by Western Rim Investors 1992-5, L.P., an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. subsequently purchased the property.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are property depreciation, amortization, professional fees and management fees.

                                   ITEM 7.b.

PRO FORMA STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
The accompanying Unaudited Pro Forma Statement of Operations for the three months ended March 31, 1997 is presented as if (a) the Company had acquired the properties shown below on January 1, 1997; (b) the Company had qualified as a REIT , distributed at least 95% of its taxable income and, therefore, incurred no federal income tax liability for the period presented; and (b) the Company had used proceeds from its best efforts offering to acquire the properties.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the three months ended March 31, 1997 if the acquisitions and Offering had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.



                                               Historical   Brookfield   Eagle Crest    Tahoe      Mill Crossing
                                              Statement of   Pro Forma    Pro Forma    Pro Forma     Pro Forma
                                               Operations   Adjustments  Adjustments  Adjustments   Adjustments
                                             --------------------------------------------------------------------
Date of Acquisitions                               -         1/31/97      1/31/97       1/31/97       2/28/97

Rental income                                  $1,155,766    $99,879      $266,385     $100,023      $151,389
Expenses
                 Utilities                         98,538      7,722        25,425       12,431        24,712
                 Repairs and maintenance           59,600     14,519        31,593       29,313        36,083
                 Taxes and insurance              106,098     12,720        36,546       12,099        19,230
                 Property management fee           60,663       -             -            -             -
                 Advertising                       33,475      2,547         4,429        2,475         4,272
                 Other operating expenses          92,970       -             -            -             -
                 General and administrative        77,502       -             -            -             -
                 Depreciation of real estate      137,689       -             -            -             -
                 Amortization                       8,476       -             -            -             -
                 Other                              9,434      7,642        13,288        7,424        12,815
                                             --------------------------------------------------------------------
                                                  684,445     45,150       111,281       63,742        97,112

Income before interest income                     471,321     54,729       155,104       36,281        54,277

                 Interest income                   84,934       -             -            -             -
                                             --------------------------------------------------------------------

Net income                                       $556,255    $54,729      $155,104      $36,281       $54,277
                                             ====================================================================

Net income per share                                $0.16
                                             ============

Weighted average number of shares outstanding   3,403,759
                                             ============



                                                Polo Run     Wildwood     Toscana     The Arbors     1997
                                               Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma      Total
                                              Adjustments  Adjustments  Adjustments  Adjustments  Adjustments    Pro Forma
                                             ------------------------------------------------------------------------------
Date of Acquisitions                           03/31/97     03/31/97     03/31/97      4/30/97

Rental income                                  $326,137     $202,389     $270,812      $345,254        -         $2,918,034
Expenses
                 Utilities                       32,231       19,734       21,222        21,296        -            263,311
                 Repairs and maintenance         64,401       30,868       29,279        27,394        -            323,050
                 Taxes and insurance             40,508       25,216       35,674        45,547        -            333,638
                 Property management fee           -            -            -             -         97,016 (A)     157,679
                 Advertising                      6,338        6,877        8,055         6,977        -             75,445
                 Other operating expenses          -            -            -             -           -             92,970
                 General and administrative        -            -            -             -         23,184 (B)     100,686
                 Depreciation of real estate       -            -            -             -        280,938 (C)     418,627
                 Amortization                      -            -            -             -           -              8,476
                 Other                           19,013       20,632       24,166        20,932        -            135,346
                                             ------------------------------------------------------------------------------
                                                162,491      103,327      118,396       122,146     401,138       1,909,228

Income before interest income                   163,646       99,062      152,416       223,108    (401,138)      1,008,806

                 Interest income                   -            -            -             -           -             84,934
                                             ------------------------------------------------------------------------------

Net income                                     $163,646      $99,062     $152,416      $223,108   ($401,138)     $1,093,740
                                             ==============================================================================

Net income per share                                                                                                  $0.14
                                                                                                                 ==========

Weighted average number of shares outstanding                                                                     7,917,475
                                                                                                                 ==========

The pro forma information reflects adjustments for the actual rental income and rental expenses for the properties for the period in 1997 prior to their acquisition by the Company. Net income has been adjusted as follows: (A) property management and advisory expenses have been adjusted based on the Company's contractual arrangements of 5% of revenues from rental income plus reimbursement of certain expenses estimated to be $2.50 per unit; (B) advisory expenses have been adjusted based on the Company's contractual arrangement of
 .25% of gross proceeds from sales of common stock; (C) depreciation has been adjusted based on the Company's allocation of purchase price to buildings over an estimated useful life of 27.5 years.

PRO FORMA BALANCE SHEET AS OF MARCH 31, 1997 (UNAUDITED) The accompanying Unaudited Pro Forma Balance Sheet as of March 31, 1997 is presented as if the Company had owned the following properties held on March 31, 1997. In the opinion of management, all adjustments necessary to reflect the effects of the Offering have been made.

The Unaudited Pro Forma Balance Sheet is presented for comparative purposes only, and is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1997, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company. The Pro Forma column assumes the Company used the proceeds from its offerings to acquire certain properties.


                                           Historical    The Arbors
                                            Balance       Pro Forma    Total
                                             Sheet       Adjustments  Pro Forma
                                          -------------------------------------
ASSETS

Investment in rental property
   Land                                     $8,686,051    $711,350   $9,397,401
   Building                                 40,821,725   7,192,535   48,014,260
   Property improvements                       130,343        -         130,343
   Furniture and fixtures                       80,257        -          80,257
                                          -------------------------------------
                                            49,718,376   7,903,885   57,622,261
   Less accumulated depreciation              (137,689)       -        (137,689)
                                          -------------------------------------
                                            49,580,687   7,903,885   57,484,572

   Cash and cash equivalents                 1,383,740        -       1,383,740
   Prepaid expenses                            132,486        -         132,486
   Other assets                                738,614        -         738,614
                                          -------------------------------------

Total Assets                               $51,835,527  $7,903,885  $59,739,412
                                          =====================================

LIABILITIES
   Notes payable                           $10,000,000        -     $10,000,000
   Accounts payable                            508,843        -         508,843
   Accrued expenses                            643,364        -         643,364
   Rents received in advance                    19,241        -          19,241
   Tenant security deposits                    214,087        -         214,087
                                          -------------------------------------
                                            11,385,535        -      11,385,535

SHAREHOLDERS' EQUITY

   Common stock, no par value               39,893,737   7,903,885   47,797,622
   Class B Convertible Stock, no par value      20,000        -          20,000
   Receivable from principal shareholder       (20,000)       -         (20,000)
   Net income                                  556,255        -         556,255
                                          -------------------------------------
                                            40,449,992   7,903,885   48,353,877

Total Liabilities and Shareholders' Equity $51,835,527  $7,903,885  $59,739,412
                                          =====================================

Notes to Pro Forma Balance Sheet
Pro Forma adjustments represents the purchase price of the related property, including the 2% acquisition fee to Apple Realty Group, Inc. allocated between land and building. Adjustments to common stock reflect the net proceeds from sales of common stock from the Company's continuous offering.

PRO FORMA STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)
The accompanying Unaudited Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if (a) the Company had acquired the properties shown below on January 1, 1996; (b) the Company had qualified as a REIT , distributed at least 95% of its taxable income and, therefore, incurred no federal income tax liability for the period presented; and (b) the Company had used proceeds from its best efforts offering to acquire the properties. The Company had no operations during the period ending December 31, 1996. Accordingly, the Company had no revenue or operating profits or loss.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1996 if the acquisitions and Offering had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.



                                                Historical   Brookfield   Eagle Crest      Tahoe     Mill Crossing
                                               Statement of   Pro Forma    Pro Forma     Pro Forma     Pro Forma
                                                Operations   Adjustments  Adjustments   Adjustments   Adjustments
                                              --------------------------------------------------------------------
Date of Acquisitions                                -          1/31/97      1/31/97       1/31/97       2/28/97

Rental income                                       -         $1,198,543   $3,196,618   $1,200,270      $908,336
Expenses
                 Utilities                          -             92,664      305,101      149,166       148,270
                 Repairs and maintenance            -            174,233      379,120      351,750       216,500
                 Taxes and insurance                -            152,636      438,546      145,184       115,377
                 Property management fee            -               -            -            -             -
                 Advertising                        -             30,567       53,153       29,695        25,631
                 Other operating expenses           -               -            -            -             -
                 General and administrative         -               -            -            -             -
                                                    -               -            -            -             -
                 Depreciation of real estate        -               -            -            -             -
                 Amortization                       -               -            -            -             -
                 Other                              -             91,702      159,460       89,086        76,891
                                              --------------------------------------------------------------------
                                                                 541,802    1,335,380      764,881       582,669

Income before interest income                       -            656,741    1,861,238      435,389       325,667

                 Interest income                    -               -            -            -             -
                                              --------------------------------------------------------------------

Net income                                          -           $656,741   $1,861,238     $435,389      $325,667
                                              ====================================================================

Net income per share                                -
                                              ===========

Weighted average number of shares outstanding       -
                                              ===========



                                               Polo Run     Wildwood      Toscana     The Arbors      1997
                                               Pro Forma    Pro Forma    Pro Forma    Pro Forma     Pro Forma         Total
                                              Adjustments  Adjustments  Adjustments  Adjustments   Adjustments      Pro Forma
                                              -------------------------------------------------------------------------------
Date of Acquisitions                           03/31/97     03/31/97      03/31/97     4/25/97

Rental income                                 $1,304,547    $809,555    $1,083,249    $1,381,014        -         $11,082,132
Expenses
                 Utilities                       128,924      78,937        84,886        85,182        -           1,073,130
                 Repairs and maintenance         257,602     123,470       117,117       109,577        -           1,729,369
                 Taxes and insurance             162,030     100,862       142,695       182,186        -           1,439,516
                 Property management fee            -           -             -             -        610,687 (A)      610,687
                 Advertising                      25,350      27,509        32,221        27,909        -             252,035
                 Other operating expenses           -           -             -             -           -                -
                 General and administrative         -           -             -             -        142,044 (B)      452,044
                                                    -           -             -             -        310,000 (D)         -
                 Depreciation of real estate        -           -             -             -      1,684,364 (C)    1,684,364
                 Amortization                       -           -             -             -           -                -
                 Other                            76,050      82,526        96,663        83,727        -             756,105
                                              -------------------------------------------------------------------------------
                                                 649,956     413,304       473,582       488,581   2,747,095        7,997,250

Income before interest income                    654,591     396,251       609,667       892,433  (2,747,095)       3,084,882

                 Interest income                    -           -             -             -           -                -
                                              -------------------------------------------------------------------------------

Net income                                      $654,591    $396,251      $609,667      $892,433 ($2,747,095)      $3,084,882
                                              ===============================================================================

Net income per share                                                                                                    $0.46
                                                                                                                   ==========

Weighted average number of shares outstanding                                                                       6,705,113
                                                                                                                   ==========



The pro forma information reflects adjustments for the actual rental income and rental expenses for the properties for the period in 1997 prior to their acquisition by the Company. Net income has been adjusted as follows: (A) property management and advisory expenses have been adjusted based on the Company's contractual arrangements of 5% of revenues from rental income plus reimbursement of certain expenses estimated to be $2.50 per unit; (B) advisory expenses have been adjusted based on the Company's contractual arrangement of
 .25% of gross proceeds from sales of common stock; (C) depreciation has been adjusted based on the Company's allocation of purchase price to buildings over an estimated useful life of 27.5 years; (D) increase in general and administrative expenses related to operations as a public REIT consisting of directors and officers insurance, investor relations, corporate accounting, legal and director expenses.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Apple Residential Income Trust, Inc.


Date: July __, 1997                  By: /s/ Glade M. Knight
                                         -------------------
                                             Glade M. Knight
                                             President of
                                             Apple Residential Income
                                             Trust, Inc.

                                 EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                  Form 8-K/A for Form 8-K dated April 25, 1997


Exhibit Number      Exhibit                                     Page Number
--------------      -------                                     -----------

     23.1           Consent of Independent Auditors